UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

CALUMET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42172	36-5098520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1060 N Capitol Ave

Suite 6-401

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Eleventh Amendment to Third Amended and Restated Credit Agreement

On September 11, 2026, Calumet, Inc. (the “Company”) entered into the Eleventh Amendment to the Third Amended and Restated Credit Agreement (the “Eleventh Amendment”). The Eleventh Amendment amended the Third Amended and Restated Credit Agreement, dated as of February 23, 2018 (the “Credit Agreement”), by and among Calumet GP, LLC, Calumet Specialty Products Partners, L.P. (the “Partnership”), certain subsidiaries of the Company party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent. Among other changes, the Eleventh Amendment modified the Credit Agreement to provide for an increase in commitments from $500.0 million to $600.0 million, subject to borrowing base limitations.

The foregoing description of the Eleventh Amendment is qualified in its entirety by reference to the full text of the Eleventh Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amendment to the Monetization Master Agreement

On September 11, 2026, in connection with the Eleventh Amendment described above, the Company entered into the Fourth Amendment (the “Fourth Amendment”) to the Monetization Master Agreement with J. Aron & Company LLC (“J. Aron”) and the other parties thereto. The Fourth Amendment amended the Monetization Master Agreement, dated as of January 17, 2024 (the “Monetization Master Agreement”), among the Partnership, J. Aron and certain subsidiaries of the Partnership. Among other changes, the Fourth Amendment modified the Monetization Master Agreement to permit the increase in commitments under the Credit Agreement provided for under the Eleventh Amendment.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of September 11, 2026, by and among Calumet, Inc., Bank of America, N.A. and the other parties signatory thereto.

10.2	Fourth Amendment to the Monetization Master Agreement, dated as of September 11, 2026, by and among Calumet, Inc., J. Aron & Company LLC and the other parties thereto.

104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET, INC.

Date: September 14, 2026	By:	/s/ David Lunin
	Name:	David Lunin
	Title:	Executive Vice President and Chief Financial Officer